KENT FINANCIAL SERVICES, INC.
                             2005 STOCK OPTION PLAN


     1. Purpose.  The purposes of the 2005 Stock Option Plan (the "Plan") are to
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induce certain  individuals to remain in  the employ of Kent Financial Services,
Inc. (the "Company") and its present and future subsidiary corporations (each a "Subsidiary"), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), to attract new individuals to enter into such employment and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options (the
"Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (i) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Code) or (ii) options that are not incentive stock options ("non-qualified stock options") or (iii) a combination thereof, as determined by the Committee (the "Committee") referred to in Section 5 at the time of the grant thereof.

     2. Effective  Date of the Plan.  The Plan became  effective on November 25,
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2005.

     3. Stock Subject to Plan.  400,000 of the authorized but unissued shares of
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the common stock,  $.10 per share par value, of the Company (the "Common Stock")
are hereby reserved for issue upon the exercise of Options granted under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Common Stock are purchased by the Company and set aside for issue upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

     4. Administration.
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     (a)  Except as  otherwise  provided  in  Section  4(b),  the Plan  shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-qualified stock option and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by the respective individuals, their present and

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potential  contributions  to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee's determination on the matters referred to in this Section 4 shall be conclusive. Any dispute or disagreement that may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.

     (b) The Chairman of the Board or, if the Chairman is not an executive officer of the Company, the Chief Executive Officer of the Company or other executive officer of the Company designated by the Committee who is also a director (the Chairman, Chief Executive Officer or other designated executive officer being referred to as the "Designated Director") may administer the Plan for employees of the Company or a Subsidiary (i) who are not officers of the Company subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) whose compensation is not, and in the judgment of the Designated Director may not be reasonably expected to become, subject to
Section 162(m) of the Code. The authority of the Designated Director and Options granted by the Designated Director shall be subject to such terms, conditions, restrictions and limitations as may be imposed by the Board, including, but not limited to, a limit on the aggregate number of shares of Common Stock subject to Options that may be granted in any one calendar year by the Designated Director to all such employees of the Company and its Subsidiaries and a maximum number of shares that may be subject to Options granted under the Plan in any one calendar year to any single employee by the Designated Director. Unless and until the Board shall take further action, the maximum number of shares of Common Stock that may be subject to Options granted under the Plan and any other stock option plan then in effect in any one calendar year by the Designated Director shall be 400,000 in the aggregate and the maximum number of shares of Common Stock that may be subject to Options granted under the Plan, and any other stock option plan then in effect in any one calendar year by the Designated Director to any single employee shall be 400,000 in the aggregate. Any actions duly taken by the Designated Director for the grant of Options to such employees shall be deemed to have been taken by the Committee for purposes of the Plan.

     5.  Committee.  The  Committee  shall consist of two or more members of the
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Board.  It is  intended  that  all of the  members  of the  Committee  shall  be
"non-employee directors" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, and "outside directors" within the contemplation of
Section 162(m)(4)(C)(i) of the Code. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held, except that the Committee may delegate to any one of its members the authority of the Committee for the grant of Options to any person who shall not be an officer and/or director of the Company and who is not, and in the judgment of the Committee may not be reasonably expected to become, a "covered employee" within the meaning of Section 162(m)(3) of the Code. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee (or by the member(s) of the Committee to whom authority has been delegated) shall be fully as effective as if it had been made at a meeting duly called and held.


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

     6.  Eligibility.  An Option may be granted  only to a key  employee  of the
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Company or a Subsidiary of the Company.

     7. Option Prices.
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     (a) The initial  per share  option  price of any Option  shall be the price determined by the Committee, but not less than the fair market value of a share of the Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option that is an incentive stock option is granted to him or her, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date of grant.

     (b) For all purposes of the Plan, the fair market value of a share of the Common Stock on any date shall be equal to (i) the closing sale price of the Common Stock on The Nasdaq Stock Market ("Nasdaq") on the business day preceding such date or (ii) if there is no sale of the Common Stock on such Exchange on such business day, the average of the bid and asked prices on such Exchange at the close of the market on such business day.

     8. Option Term.  Participants shall be granted Options for such term as the
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Committee  shall  determine,  not in  excess  of 10  years  from the date of the granting thereof. However, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option that is an incentive stock option is granted to him or her, the term for such Option shall not be in excess of five years from the date of the granting thereof.

     9. Limitations on Amount of Options Granted.
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     The aggregate fair market value of the shares of the Common Stock for which any Participant may be granted incentive stock options that are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

     10. Exercise of Options.
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     (a) Except as otherwise determined by the Committee at the time of grant, a
Participant may not exercise an Option during the period commencing on the date of the grant of such Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise determined by the Committee at the time of grant, a Participant may (i) during the period commencing on the first anniversary of the date of the grant of an Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-third of the shares granted thereby, (ii) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise such Option with respect to two-thirds of the shares granted thereby, and (iii) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately


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

preceding the fourth anniversary of such date, exercise such Option with respect to all of the shares granted thereby.

     (b) Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

     (c) An Option may be exercised only by a written notice of intent to exercise such Option for a specific number of shares of the Common Stock and payment to the Company in cash of the amount of the option price for the number of shares of the Common Stock so specified. However, if the Committee shall in its sole discretion so determine at the time of the grant of any Option, all or any part of such payment may be made in kind by the delivery of shares of the Common Stock having a fair market value equal to the part of the option price so paid. No part of such payment may be made by delivering shares of the Common Stock acquired upon the exercise of an Option if such shares shall not have been held by the Participant for at least six months. Subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Exchange Act, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any part of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any part of the shares of the Common Stock issuable upon such exercise.

     (d) The Committee may, in its discretion, permit any Option to be exercised, in whole or in part, prior to when it would otherwise be exercisable.

     (e) (1) Notwithstanding the provisions of Section 10(a) or the last sentence of Section 13, if a Change in Control shall occur, then, each Option previously granted to any Participant that shall not have expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full. For this Section 10(e), a "Change in Control" shall be deemed to occur upon (i) the election of one or more individuals to the Board which election results in one-third of the directors of the Company consisting of individuals who have not been directors of the Company for at least two years, unless such individuals have been elected as directors by the stockholders or nominated for election as directors by at least three-fourths of the directors of the Company who have been directors of the Company for at least two years, (ii) the sale by the Company of all or substantially all of its assets to any Person, the consolidation of the Company with any Person, the merger of the Company with any Person as a result of which merger the Company is not the surviving entity as a publicly held corporation, (iii) the sale or transfer of shares of the Company by the Company and/or any one or more of its stockholders, in one or more transactions, related or unrelated, to one or more Persons under circumstances whereby any Person and its Affiliates shall own, after such sales and transfers, at least one-fourth, but less than one-half, of the shares of the Company having voting power for the election of directors, unless such sale or transfer has been approved in advance by at least three-fourths of the directors of the Company who have been directors of the Company for at least two years, (iv) the sale or transfer of shares of the Company by the Company and/or any one or more of its stockholders, in one or more transactions, related or unrelated, to one or more Persons under circumstances whereby any Person and its Affiliates shall own, after such sales and transfers, at least one-half of the shares of the Company having voting power for the election of directors or (v) as defined in the Participant's employment agreement, if any, with the Company or a Subsidiary. For the purposes of this paragraph (1), (i) the term "Affiliate"


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

shall mean any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, any other Person, (ii) the term "Person" shall mean any individual, partnership, firm, trust, corporation or other entity and (iii) when two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company, such partnership, limited partnership, syndicate or group shall be deemed a "Person."

     (2) If a Change of Control shall occur, then, from and after the time of such event, neither the provisions of this Section 10(e) nor any of the rights of any Participant hereunder shall be modified or amended in any way.

     11. Transferability.  (a) Except as otherwise provided in Section 11(b), no
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Option shall be assignable or transferable  except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to such Participant may be exercised only by him or her or his or her personal representative or guardian.

     (b) A Participant may, with the prior approval of the Committee, transfer for no consideration an Option that is a non-qualified stock option to or for the benefit of the Participant's Immediate Family, a trust for the exclusive benefit of the Participant's Immediate Family or to a partnership or limited liability company whose only partners or members are one or more members of the Participant's Immediate Family, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Option prior to such transfer. The term "Immediate Family" shall mean a Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, former spouse, siblings, nieces, nephews, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships or any person sharing the Participant's household (other than a tenant or employee).

     12. Termination of Employment or Service. Except as otherwise determined by
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the  Committee,  if a  Participant  leaves the  employ  of  the  Company and its
Subsidiaries, whether voluntarily or otherwise but other than by reason of his or her death or retirement, each Option theretofore granted to him or her shall terminate immediately. Except as otherwise determined by the Committee, in the event a Participant leaves the employ of the Company and its Subsidiaries by reason of his or her retirement, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of such retirement and the date of termination specified in such Option. Except as otherwise determined by the Committee, in the event a Participant's employment with the Company and its Subsidiaries terminates by reason of his or her death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become

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

immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of the qualification of a representative of his or her estate and the date of termination specified in such Option. For purposes of the foregoing, the term "retirement" shall mean the termination of a Participant's employment with the Company and all of the Subsidiaries (a) other than for cause or by reason of his or her death and (b) on or after the earlier to occur of (i) the first day of the calendar month in which his or her 65th birthday shall occur and (ii) the date on which he or she shall have both attained his or her 55th birthday and completed 10 years of employment with the Company and/or the Subsidiaries.

     13.  Adjustment of Number of Shares.  If a dividend  shall be declared upon
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the Common Stock payable in shares of the Common Stock,  the number of shares of the Common Stock then subject to any Option and the number of shares of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number of shares set forth in Section 9(b) shall be adjusted by adding to each share the number of shares that would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. If the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, reverse stock split, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Common Stock then subject to any Option and for each share of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and for each share of the Common Stock referred to in Section 9(b), the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged. If there shall be any change, other than as specified in this Section 13, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number or kind of shares referred to in Section 9(b), such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement or certificate entered into in accordance with the provisions of the Plan. In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement or certificate. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in Section 10(e) and the second sentence of this


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

Section 13, each Option, to the extent not theretofore exercised, shall terminate forthwith.

     14. Purchase for Investment,  Withholding and Waivers. Unless the shares to
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be issued upon the exercise of an Option by a  Participant  shall be  registered prior to the issuance thereof under the Securities Act of 1933, as amended, such Participant will, as a condition of the Company's obligation to issue such shares, be required to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof. In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine. In the case of each non-qualified stock option, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to withholding as the Committee may determine.

     15. No Stockholder  Status.  Neither any  Participant  nor his or her legal
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representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

     16. No Restrictions  on Corporate  Acts.  Neither the existence of the Plan
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nor any Option  shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

     17. No Employment Right. Neither the existence of the Plan nor the grant of
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any  Option  shall  require  the  Company  or any  Subsidiary  to  continue  any
Participant in the employ or service of the Company or such Subsidiary.

     18.  Termination  and  Amendment  of the  Plan.  The  Board may at any time
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terminate  the Plan or make  such  modifications  of the  Plan as it shall  deem advisable. However, the Board may not without further approval of the holders of a majority of the shares of the Common Stock present in person or by proxy at any special or annual meeting of the stockholders, increase the number of shares as to which Options may be granted under the Plan (as adjusted under Section
13), or change the class of persons eligible to participate in the Plan, or change the manner of determining the option prices. Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option. The Committee may, without further approval of the stockholders, amend any outstanding Option
to  reduce   the  option   price,   or  cancel   any   outstanding   Option  and
contemporaneously award a new Option to the same optionee for substantially the same number of shares at a lower option price.

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

     19.  Expiration and  Termination  of the Plan. The Plan shall  terminate on
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November 24, 2015 or at  such  earlier time  as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.




































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